SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 19, 2003


                                UCAP INCORPORATED


                                    Colorado
                 (State of other jurisdiction of incorporation)


         0-27480                                         84-1325695
(Commission File Number)                       (IRS Employer Identification No.)
incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5.     Other Events

     On June 19, 2003, the Court of Appeals for the State of Georgia reversed the summary judgment order in favor of the third party plaintiffs against the Company in GCA Strategic Investment Fund, Ltd. v. Richard Smyth, et. al. v. Lahaina Acquisitions, Inc. n/k/a UCAP Inc. The summary judgment order was originally entered in May 2002 in the Superior Court of Fulton County, Georgia.

     Additional information on the above-mentioned litigation can be found in the Company's annual report on Form 10-KSB for the year ended September 30, 2002, filed with the Securities and Exchange Commission on January 15, 2003, the Company's amendment to its annual report on Form 10-KSB/A for the year ended September 30, 2002, filed with the Securities and Exchange Commission on January 29, 2003, the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on February 11, 2003, the Company's quarterly report on Form 10-QSB for the quarter ended December 31, 2002, filed with the Securities and Exchange Commission on February 14, 2003, the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on March 13, 2003, and the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2003, filed with the Commission on May 15, 2003.

     On June 25, 2003, the Company issued a press release regarding the ruling by the Georgia Court of Appeals. A copy of this release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

     Exhibit 99.1 Press Release on Georgia Court of Appeals ruling.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  June 26, 2003


                                   UCAP Incorporated
                                   (Registrant)


                                   By:  /s/ Jim Farmer
                                      --------------------------------------
                                       Jim Farmer
                                       President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit              Description

99.1                 Text of Press Release, dated June 25, 2003, issued by UCAP
                     Incorporated.

                                                                    Exhibit 99.1

                                                               UCAP Incorporated
                                                           14001 E. Iliff Avenue
                                                                       Suite 700
                                                         Denver, Colorado  80014


                             FOR IMMEDIATE RELEASE

            Georgia Court of Appeals Reverses Summary Judgment Order

DENVER, June 25, 2003 - UCAP, Inc. (OTC BB: UCAP), announced today the current status of the litigation pending in the Superior Court of Fulton County Georgia in the matter of GCA Strategic Investment Fund, Ltd. v. Richard Smyth, et. al.
v. Lahaina Acquisitions, Inc. n/k/a UCAP Inc. (the "Indemnity Litigation").

On June 19, 2003, the Court of Appeals for the State of Georgia reversed the summary judgment order in favor of the third party plaintiffs against the Company in the Guarantor Litigation originally entered in May 2002. The summary judgment arose out of an indemnification claim against the Company by the third party plaintiffs.

For additional  information on UCAP,  interested  investors should contact Keith
Miller,    Executive   Vice   President   and   Chief   Financial   Officer   at
kmiller@ucmc.net.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to the `safe harbor' provisions of the Private Securities Litigation Reform Act of 1995. UCAP actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in UCAP Annual Report on Form 10-K for the fiscal year ended September 30, 2002 and it's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

Contact

Keith Miller
EVP & CFO
303-696-1700
kmiller@ucmc.net